                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

             WORLDWIDE INSURANCE TRUST - WORLDWIDE REAL ESTATE FUND
               (Exact name of registrant as specified in charter)

                       99 Park Avenue, New York, NY 10016
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       99 PARK AVENUE, NEW YORK, NY 10016
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 687-5200

Date of fiscal year end:  DECEMBER 31

Date of reporting period: JUNE 30, 2008

Item 1. REPORT TO SHAREHOLDERS.

SEMI-ANNUAL REPORT

J U N E  3 0 ,  2 0 0 8

( u n a u d i t e d )

Worldwide Insurance Trust

        WORLDWIDE REAL ESTATE FUND

The information in the shareholder letter represents the personal opinions of the management team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund’s holdings, the Fund’s performance, and the views of the management team members are as of June 30, 2008, and are subject to change.

Worldwide Real Estate Fund

Dear Shareholder:

The Initial Class shares of the Van Eck Worldwide Real Estate Fund declined 15.59% for the six months ended June 30, 2008. The Fund modestly underperformed the 14.25% drop in the total return posted by the Fund’s benchmark index, the S&P/Citigroup World Property Index.1 The Fund also underperformed the broader stock market’s semi-annual decline of 11.91%, as measured by the S&P 500 Index.2

After outperforming the general stock market for seven consecutive years through 2006, real estate investments (as measured by the benchmark index) lagged the general stock market during the first half of 2008 as they similarly did in 2007. The global real estate market faced a confluence of headwinds. The after-shocks of the U.S. mortgage market collapse and liquidity crunch were ongoing. Sales of new and existing homes showed no signs of stabilizing and home values continued to fall. Profits from real estate both in the U.S. and abroad narrowed. Consumer sentiment slumped and employment data softened.

This semi-annual period marks the first time since 2005 that U.S. domestic real estate companies outperformed global real estate investments, as indicated by the 3.45% decline of the Morgan Stanley Capital International (MSCI) US REIT Index3 as compared to the 14.25% drop in the S&P/Citigroup World Property Index.1 Indeed, U.S. REITs* generally recovered during the period as the Federal Reserve Board (“the Fed”) eased interest rates. The Fed cut interest rates four times by a total of 225 basis points (2.25%) during the period, bringing the targeted federal funds rate to 2.00% . U.S. REITs also advanced beginning in March on short covering after being battered, along with the broader financials sector, in prior months. Investors liked U.S. real estate stocks’ relatively attractive

*	A real estate investment trust (REIT) is a company, usually traded publicly, that manages a portfolio of real estate and/or real estate related assets and is required to distribute substantially all of its income to its shareholders.

valuations. As has been the case for some time, the Worldwide Real Estate Fund concentrated its portfolio in the United States during the period (40.4% of Fund net assets as of June 30).

Importantly, REITs or REIT-like structures continued to be launched across the globe during the period. In fact, REITs or REIT-like structures today operate in 23 countries and listed real estate companies operate in many more. We expect this trend to continue. During the semi-annual period, Pakistan introduced a REIT structure for the first time, and India joined the list of countries in the process of formulating legislation for the introduction of REITs. Perhaps most notably, the European Public Real Estate Association (EPRA) announced in March that it was leading a campaign to establish an EU, or pan-European, REIT. After all, despite recent struggles, real estate property companies and REITs remain one of the few ways to invest directly in commercial real estate. In addition to providing long-term opportunities for growth, they offer attractive income potential and are generally more liquid than direct investments in property. The Worldwide Real Estate Fund takes a global approach to real estate investing, seeking out the most compelling real estate investments around the globe. At June 30, 2008, 57.5% of the Fund’s assets were invested outside the U.S.

Market and Economic Review
Real estate companies experienced significant volatility during the semi-annual period, declining in January and February, then rebounding in March and April with solid gains, before struggling again in May and June. Having reached a low of 3.31% in mid-March, the ten-year Treasury yield declined only modestly over the semi-annual period as a whole, falling from 4.03% on December 31, 2007 to just 3.97% on June 30, 2008. Even more significantly, the credit crisis that had begun the prior summer and continued through the semi-annual period significantly limited the availability of credit to finance real estate deals. This, in turn, led to the demise of the merger and acquisition and property

Worldwide Real Estate Fund

sales boom that had pushed real estate values higher in prior years. On the positive side, while underlying real estate fundamentals showed some modest signs of softening, they remained relatively strong during the six-month period, with most of the decline in REIT stocks driven by the normalization of premium valuations in the sector and concerns about reduced credit availability. Smaller-cap REIT stocks fell as the probability of their being acquired declined, and larger-cap REIT stocks suffered from an increase in investor risk aversion.

While all three of the major real estate regions lost ground for the period, North American real estate stocks were by far the strongest on a relative basis. In North America, U.S. real estate stocks outpaced Canadian real estate stocks. Rather than focusing on sector-specific opportunities, the U.S. market appeared to favor quality assets in good locations and real estate companies with strong balance sheets and the ability to access capital. European and Asian real estate stocks both posted double-digit declines. Within Europe, the major markets of France and the Netherlands experienced smaller losses, while Sweden saw a more material decline. However, it was U.K. real estate companies that dragged down the region. The U.K. market began the year strongly, rebounding upon anticipation of further interest rate cuts by the Bank of England following its first cut in two years in December 2007. However, by February, it became apparent that there was reluctance by U.K. lenders to pass on the benefit of two Bank of England interest rate cuts to new residential property borrowers. Then, as the period progressed, U.K. house prices fell, deal volumes waned in the commercial property sector, new construction slowed dramatically and economic concerns heightened. Only the smaller European market of Switzerland managed to post meaningful gains; Belgium eked out modestly positive returns as well. Within Asia, which fell the most, Hong Kong and Australia were the weakest markets. New Zealand, Singapore and Japan were the best performers, though they also saw declines.

Fund Review
In terms of its regional weightings, as indicated above, the Fund concentrated most of its investment in the U.S. during the period (40.4% of Fund net assets as of June 30, 2008). Still, the Fund had an underweighted position in the U.S. market relative to the benchmark index. Thus, since the U.S. was one of the better-performing real estate markets for the period, as discussed above, this positioning hurt results. A material exposure to the hotel sub-sector, which struggled during the period in the face of oversupply and declining demand, also detracted. Individual stock selection within the U.S., however, was generally positive. Overall, the Fund’s U.S. allocation generated rather neutral results compared to the benchmark index.

A marginal shift from a modestly underweighted position at the end of December 2007 to a modestly overweighted position in Japanese (12.8% of Fund net assets†) real estate equities by the end of June 2008 detracted from the Fund’s relative results. Though one of the better-performing Asian real estate markets, Japan still saw a double-digit decline during the period.

On the positive side, underweighted allocations to the poorly-performing China/Hong Kong (10.1% of Fund net assets†), Australia (2.6% of Fund net assets†), and U.K. (6.8% of Fund net assets†) real estate markets benefited the Fund’s relative performance.

On an individual stock basis, one of the top contributors to the Fund’s performance for the period was U.S. ore land owner Mesabi Trust (8.5% of Fund net assets†), whose shares soared 53.0% during the first half of 2008 on better iron ore pricing, which, in turn, resulted in positive earnings surprises. Bermuda’s Nordic American Tanker Shipping (3.6% of Fund net assets†) was also an outstanding contributor to the Fund’s results. Nordic American Tanker Shipping’s shares, up 23.8% over the six months, were bolstered by improved earnings results, upgraded analyst ratings and higher tanker rates. Another strong performer for the Fund during the semi-annual period was

Worldwide Real Estate Fund

Mexico’s Desarrolladora Homex (4.6% of Fund net assets†), whose shares climbed approximately 18.3%, boosted primarily by lower U.S. interest rates and oversold conditions. Also, in May, Morgan Stanley named the homebuilding firm as one of its top seven picks in emerging markets real estate and recommended that investors buy its shares given mortgage lending growth in Mexico. French diversified REIT and Europe’s largest real estate investment trust Unibail-Rodamco (1.3% of Fund net assets†) was also a top performer, with its shares advancing 8.1% for the six months. Unibail-Rodamco announced early in the year that it plans to sell part of its portfolio of high-street shops, smaller shopping centers and offices “consistent with the company’s strategy to focus on large-scale premium assets with leading competitive edge.” The REIT’s shares also rose upon announcements that it had won the right to develop a Stockholm shopping mall, that it had sold part of its retail assets in the Netherlands for 741 million euros and that it would pay an interim dividend of 1.70 euros per share on April 15.

Of course, there were disappointments as well. Detracting from the Fund’s relative results were Tian An China Investment, Megaworld and IVG Immobilien (1.2%, 1.2% and 1.4% of Fund net assets,† respectively). Hong Kong-based real estate operator and developer Tian An China Investment saw its shares decline 48.8% due primarily to broad weakness in that market. Standard & Poor’s reported in February that operating conditions for all Chinese real estate developers would prove challenging in 2008, warning that liquidity could dry up if market conditions do not improve. Hong Kong property developers were also hit during May on concern, that interest rates will rise and erode demand for home loans. Shares of Philippine developer Megaworld fell 70.1% on concerns about higher interest rates and worries that increased prices for input goods would affect its earnings. Germany’s IVG Immobilien, which owns commercial real estate properties throughout Europe, also disappointed, with its shares down 39.7% during the semi-annual period. The company announced in April that it would delay the Initial Public Offering

(IPO) of its office REIT, that its first-quarter profits would be lower than in the previous year, and that it expected its property values to stagnate in 2008.

During the semi-annual period, few changes were made to the Fund’s portfolio. We eliminated the Fund’s holdings in Japan’s Goldcrest and Hong Kong’s SRE Group. We increased the Fund’s position in China’s Hang Lung Properties (3.7% of Fund net assets†). We made no major shifts in regional or country allocations, with any changes over the period due primarily to appreciation or depreciation in the value of the Fund’s individual holdings.

It is important to remember that as a diversified portfolio of global real estate securities, the Worldwide Real Estate Fund is positioned to move into what it believes are the most attractive markets as they emerge, while attempting to diversify against adverse conditions in any single real estate market. Though the Fund remained concentrated in North American real estate companies, we continued to seek favorable real estate market trends worldwide, ranging from short-term cyclical opportunities to broader long-term trends. We intend to continue to seek exposure to non-traditional real estate companies that offer potential downside protection based on assets.

* * *

At the end of June, merger and acquisition activity and property sales activity had slowed to a significantly reduced level given credit market conditions, making it difficult to assess a current market value for real estate assets. Still, we felt the REIT price decline had already fully priced in any underlying value declines toward the end of the period. Further, since many REITs were active sellers of assets during the peak of the market, they remained well positioned with capital to take advantage of any opportunities in the property market created by issues with more highly leveraged buyers. Similarly, because REITs were generally less leveraged than other buyers, they have been among banks’ better borrowers and thus are anticipated to have more access to capital when attractive opportunities do arise. Thus, we continue to favor REITs as an alternative to stocks

Worldwide Real Estate Fund

and bonds, and we expect property level fundamentals to improve slowly as the economy becomes stronger given the limited amount of new supply in most sub-sectors and in most markets. The decline in real estate over the past year and a half appears to be setting the stage for a buying opportunity, though the timing of that opportunity has yet to be seen.

Looking forward over the near term, Asian real estate stocks appear to offer the best value, having experienced the biggest decline over the first half of 2008. As for the U.S. real estate market, despite its strong relative performance during the period, increasingly attractive valuations and asset support, caution is still warranted, as solutions to the housing and credit market crises will likely take some time to unwind.

Overall, we believe REITs continue to be one of the most effective ways to invest directly in real estate. In addition to providing long-term opportunities for growth, REITs offer attractive income potential and are generally more liquid than direct investments in real property. Real estate investments can also provide attractive diversification benefits to an investment portfolio.

Real estate investing can be risky by definition, and the Fund takes on additional risk by investing in real estate companies in emerging markets. You can lose money by investing in the Fund. Any investment in the Fund should be part of an overall investment program, not a complete program. The Fund’s investments are subject to the risks associated with investments in the real estate market and REITs. These risks could contribute to a decline in the value of the Fund’s investments and, consequently, the share price of the Fund. To the extent the Fund’s investments are concentrated in particular geographical regions, the Fund may be subject to certain of these risks to a greater degree. REITs have expenses, including advisory and administration fees that are paid by REIT shareholders. As a result, you will absorb duplicate levels of fees when the Fund invests in REITs. If certain investment vehicles fail, the Fund may end up holding actual real estate in settlement of investment claims, and this property may be hard to sell. The Fund is subject to risks associated with investments in emerging market securities, debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities and CMOs. The Fund is also subject to inflation risk, short-sales risk, market risk, non-diversification risk and leverage risk. Please see the prospectus for information on these and other risk considerations.

We appreciate your continued investment in the Van Eck Worldwide Real Estate Fund, and we look forward to helping you meet your investment goals in the future.

Samuel R. Halpert
Investment Team Member

July 17, 2008

Worldwide Real Estate Fund

† All Fund assets referenced are Total Net Assets as of June 30, 2008.

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects current temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. These returns do not take variable annuity/life fees and expenses into account. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company’s charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices listed are unmanaged indices and do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

1 The S&P/Citigroup World Property Index is calculated with dividends reinvested. The Index is made up of nearly 400 real estate companies in approximately 20 countries, weighted according to each country’s total “float” (share total) of companies eligible for the Index.

2 The S&P (Standard & Poor’s) 500 Index is calculated with dividends reinvested. The Index consists of 500 widely held common stocks, covering industrial, utility, financial and transportation sectors.

3 The MSCI (Morgan Stanley Capital International) US REIT Index is calculated with dividends reinvested. The Index is a total return index of the most actively traded REITs in the U.S., and is designed to be a measure of real estate equity performance.

Worldwide Real Estate Fund

Geographical Weightings*
as of December 31, 2007
(unaudited)

Top Sectors**
as of June 30, 2008 (unaudited)
Diversified	32.7%
Apartments	15.6
Office	9.9
Other	9.4
Hotels and Motels	8.5
Land	8.5
Industrial	5.1
Forest Products	4.6
Money Market Fund	2.1
Storage	2.0
Regional Malls	1.6

 * Percentage of net assets.
** Percentage of investments.
Portfolio is subject to change.

Worldwide Real Estate Fund

Top Ten Equity Holdings*
June 30, 2008 (unaudited)

Mesabi Trust (U.S., 8.5%)

Mesabi Trust owns mining rights on taconite properties in Minnesota. The trust conserves and protects the trust estate and collects and distributes the income to certificate holders.

Mitsubishi Estate Co. Ltd. (Japan, 6.2%)

Mitsubishi Estate invests in real estate properties in Japan and the United States. The company leases, manages and develops commercial buildings in central Tokyo. Mitsubishi Estate also develops and sells residential properties and parking lots and manages recreational facilities including golf and tennis clubs.

Post Properties, Inc. (U.S., 4.8%)

Post Properties develops and operates upscale multi-family apartment communities in the Southeastern and Southwestern United States. The company operates as a self-administered and self-managed real estate investment trust, whose primary business consists of developing and managing Post brand-name apartment communities for its own account.

Desarrolladora Homex (Mexico, 4.6%)

Desarrolladora Homex operates as a vertically integrated home builder. The company purchases tracts of land, designs, constructs and markets homes for the lower and middle income markets and assists clients with obtaining mortgages.

Timberwest Forest Corp. (Canada, 4.6%)

Timberwest is a private timberland owner operating in western Canada. The company owns timber growing lands and two lumber manufacturing facilities and has rights to Crown timber tenures. Timberwest sells and trades logs and produces lumber products for export markets.

Prologis (U.S., 4.5%)

Prologis provides distribution facilities and services. The company has distribution facilities owned, managed and under development in various markets throughout North America, Europe and Asia.

Denny’s Corp. (U.S., 3.9%)

Denny’s is a full-service family restaurant chain, operating directly and through franchisees. The company’s restaurants operate under the Denny’s name in the United States, Canada, Costa Rica, Guam, Mexico, New Zealand and Puerto Rico.

Boston Properties, Inc. (U.S., 3.7%)

Boston Properties is a real estate investment trust that develops, redevelops, acquires, manages, operates and leases office and hotel properties. The company holds properties in the United States.

Hang Lung Properties Ltd. (Hong Kong, 3.7%)

Hang Lung Properties, through its subsidiaries, invests in, develops and manages properties. The company also manages parking lots.

Sumitomo Realty & Development Co. Ltd. (Japan, 3.7%)

Sumitomo Realty & Development develops, manages and sells houses and condominiums. The company also develops and manages real estate in overseas markets. Sumitomo undertakes infrastructure projects, manages real estate properties, provides financing services to its customers and operates fitness clubs and restaurants.

*Portfolio is subject to change.
Company descriptions courtesy of Bloomberg.com.

Worldwide Real Estate Fund

Explanation of Expenses (unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2008 to June 30, 2008.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses Paid
		Beginning	Ending	During Period*
		Account Value	Account Value	January 1, 2008-
		January 1, 2008	June 30, 2008	June 30, 2008
Initial Class	Actual	$1,000.00	$844.10	$5.04
	Hypothetical**	$1,000.00	$844.00	$5.09
Class R1	Actual	$1,000.00	$1,019.39	$5.52
	Hypothetical**	$1,000.00	$1,019.34	$5.57

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2008) of 1.10% on Initial Class Shares and 1.10% on Class R1 Shares, multiplied by the average account value over the period, multiplied by 182 and divided by 366 (to reflect the one-half-year period).

**	Assumes annual return of 5% before expenses.

Worldwide Real Estate Fund

Schedule of Investments
June 30, 2008 (unaudited)

Number
of Shares		Value
COMMON STOCKS: 98.0%
Argentina: 1.8%
35,000	IRSA Inversiones y
	Representaciones (GDR) †	$394,450
Australia: 2.6%
61,324	Lend Lease Corp. Ltd. #	561,871
Bermuda: 3.6%
20,000	Nordic American Tanker
	Shipping Ltd. †	776,400
Canada: 11.9%
33,375	Brookfield Properties Corp. (USD)	593,741
70,800	Killam Properties, Inc.	513,798
36,800	Mainstreet Equity Corp.*	494,781
63,800	Timberwest Forest Corp.,
	Stapled Units	873,876
10,000	Timberwest Forest Corp.,
	Stapled Units R	121,270
		2,597,466
China/Hong Kong: 10.1%
30,000	Cheung Kong Holdings Ltd. #	405,690
250,000	Hang Lung Properties Ltd. #	802,592
25,000	Home Inns & Hotels
	Management, Inc. (ADR)* †	475,250
20,000	Sun Hung Kai Properties Ltd. #	271,881
360,000	Tian An China Investment Co. Ltd.#	255,469
120,000	Tian An China Investment Co. Ltd.
	Warrants* (HKD 10, expiring
	1/12/10)	2,832
		2,213,714
France: 1.3%
1,250	Unibail - Rodamco #	287,846
Germany: 1.4%
15,000	IVG Immobilien AG #	295,685
India: 0.7%
28,000	Hirco PLC (GBP)* #	156,127
Italy: 0.9%
200,000	Beni Stabili S.p.A. #	197,835
Number
of Shares		Value
Japan: 12.8%
59,000	Mitsubishi Estate Co. Ltd. #	$1,350,783
30,000	Mitsui Fudosan Co. Ltd. #	642,090
40,000	Sumitomo Realty & Development
	Co. Ltd. #	795,723
		2,788,596
Mexico: 4.6%
17,000	Desarrolladora Homex S.A.
	de C.V. (ADR)* †	995,860
Philippines: 1.2%
10,000,000	Megaworld Corp. #	270,592
Thailand: 0.7%
305,600	Ticon Industrial Connection PCL	146,242
Ukraine: 0.8%
8,000	XXI Century Investments Public
	Ltd. (GBP)* #	167,472
United Kingdom: 3.2%
32,160	British Land Co. PLC #	452,252
10,562	Land Securities Group PLC #	257,746
		709,998
United States: 40.4%
10,440	Apartment Investment &
	Management Co. (Class A) †	355,586
9,000	Boston Properties, Inc. †	811,980
300,000	Denny’s Corp.* †	852,000
10,000	General Growth Properties, Inc. †	350,300
3,061	Host Hotels & Resorts, Inc. †	41,783
10,000	Liberty Property Trust	331,500
84,400	Lodgian, Inc.* †	660,852
59,900	Mesabi Trust	1,844,920
20,000	MVC Capital, Inc.	273,800
35,000	Post Properties, Inc. †	1,041,250
18,000	Prologis †	978,300
5,500	Public Storage, Inc. †	444,345
5,000	SL Green Realty Corp. †	413,600
10,000	Starwood Hotels & Resorts
	Worldwide, Inc.
	(Paired Certificate) †	400,700
		8,800,916
Total Common Stocks
(Cost: $16,997,788)		21,361,070

See Notes to Financial Statements

Worldwide Real Estate Fund

Schedule of Investments
June 30, 2008 (unaudited) (continued)

Number
of Shares		Value
MONEY MARKET FUND: 2.1%
(Cost: $461,938)
	AIM Treasury Portfolio -
461,938	Institutional Class	$461,938
Total Investments Before Collateral for
Securities Loaned: 100.1%
(Cost: $17,459,726)		$21,823,008
SHORT TERM INVESTMENT
HELD AS COLLATERAL FOR
SECURITIES LOANED: 25.3%
(Cost: $5,518,804)
	State Street Navigator Securities
5,518,804	Lending Prime Portfolio	$5,518,804
Total Investments: 125.4%
(Cost: $22,978,530)		27,341,812
Liabilities in excess of other assets: (25.4)%		(5,544,583)

NET ASSETS: 100.0%		$21,797,229

ADR - American Depositary Receipt
GBP - British Pound
GDR - Global Depositary Receipt
HKD - Hong Kong Dollar
USD - United States Dollar

* - Non-income producing

† - Security fully or partially on loan. Total market value of securities on loan is $5,388,959.

# - Indicates a fair valued security which has not been valued using an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value for fair valued securities is $7,171,654, which represents 32.9% of net assets.

R - All or a portion of the security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2008, the security is considered liquid and the market value amounted to $121,270 or 0.6% of net assets.

Restricted security held by the Fund is as follows:

		Number
	Acquisition	of	Acquisition		% of
Security	Date	Shares	Cost	Value	Net Assets
Timberwest
Forest Corp.	1/24/02	10,000	$69,361	$121,270	0.6%

Summary of
Investments by
Industry Excluding
Collateral for	% of
Securities Loaned (unaudited)	Investments	Value
Apartments	15.6%	$ 3,401,275
Diversified	32.7	7,142,217
Forest Products	4.6	995,146
Hotels and Motels	8.5	1,849,177
Industrial	5.1	1,124,542
Land	8.5	1,844,920
Office	9.9	2,150,821
Regional Malls	1.6	350,300
Storage	2.0	444,345
Other	9.4	2,058,327
Total Common Stocks	97.9	21,361,070
Money Market Fund	2.1	461,938
Total Investments	100.0%	$21,823,008

See Notes to Financial Statements

Worldwide Real Estate Fund

Statement of Assets and Liabilities
June 30, 2008 (unaudited)

Assets:
Investments, at value (Cost $17,459,726) including $5,388,959 of securities loaned	$21,823,008
Short term investment held as collateral for securities loaned (Cost: $5,518,804)	5,518,804
Cash	10,555
Receivables:
Investment securities sold	385
Shares of beneficial interest sold	66,843
Dividends and interest	73,964
Prepaid expenses	899
Total assets	27,494,458
Liabilities:
Payables:
Collateral for securities loaned.	5,518,804
Shares of beneficial interest redeemed	90,406
Due to Adviser	15,331
Deferred Trustee fees	2,441
Accrued expenses	70,247
Total liabilities	5,697,229
NET ASSETS	$21,797,229
Initial Class Shares:
Net Assets	$15,804,560
Shares of beneficial interest outstanding	1,355,165
Net asset value, redemption and offering price per share	$11.66
Class R1 Shares:
Net Assets	$5,992,669
Shares of beneficial interest outstanding	517,447
Net asset value, redemption and offering price per share	$11.58
Net Assets consist of:
Aggregate paid in capital	$18,518,621
Unrealized appreciation of investments and foreign currency transactions	4,363,171
Accumulated net investment loss	(534,544)
Accumulated net realized loss on investments	(550,019)
$21,797,229

See Notes to Financial Statements

Worldwide Real Estate Fund

Statement of Operations
Six Months Ended June 30, 2008 (unaudited)

Income:
Dividends (net of foreign taxes withheld of $9,627)		$365,161
Interest		8,354
Securities lending income		38,796
Total income		412,311
Expenses:
Management fees.	$124,380
Reports to shareholders.	10,708
Professional fees	10,576
Custodian fees	7,999
Transfer agent fees — Class R1 Shares	6,425
Transfer agent fees — Initial Class Shares	6,103
Insurance	2,912
Trustees’ fees and expenses	2,252
Other	2,833
Total expenses	174,188
Waiver of management fees	(36,601)
Net expenses		137,587
Net investment income		274,724

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments sold		(507,482)
Net realized gain from foreign currency transactions		6,322
Net change in unrealized appreciation (depreciation) of investments		(4,007,521)
Net change in unrealized appreciation (depreciation) of foreign denominated assets and liabilities.		99
Net realized and unrealized loss on investments		(4,508,582)

Net Decrease in Net Assets Resulting from Operations		$(4,233,858)

See Notes to Financial Statements

Worldwide Real Estate Fund

Statements of Changes in Net Assets

	Six Months	Year
	Ended	Ended
	June 30,	December 31,
	2008	2007
	(unaudited)
Operations:
Net investment income	$274,724	$456,330
Net realized gain (loss) on investments and foreign currency transactions	(501,160)	3,513,011
Net change in unrealized appreciation (depreciation) of investments and
foreign denominated assets and liabilities	(4,007,422)	(3,738,795)
Net increase (decrease) in net assets resulting from operations	(4,233,858)	230,546
Dividends and distributions to shareholders:
Dividends from net investment income
Initial Class Shares	(840,516)	(242,726)
Class R1 Shares	(309,725)	(79,744)
	(1,150,241)	(322,470)
Distributions from net realized capital gains
Initial Class Shares	(2,713,665)	(2,338,459)
Class R1 Shares	(999,970)	(768,268)
	(3,713,635)	(3,106,727)
Total dividends and distributions	(4,863,876)	(3,429,197)
Share transactions*:
Proceeds from sales of shares
Initial Class Shares	1,584,869	9,554,384
Class R1 Shares	350,766	2,457,333
	1,935,635	12,011,717
Reinvestment of dividends and distributions
Initial Class Shares	3,554,181	2,581,185
Class R1 Shares	1,309,695	848,012
	4,863,876	3,429,197
Cost of shares redeemed
Initial Class Shares	(3,546,166)	(10,974,435)
Class R1 Shares	(954,956)	(1,820,806)
Redemption fees	258	265
	(4,500,864)	(12,794,976)
Net increase in net assets resulting from share transactions	2,298,647	2,645,938
Total decrease in net assets	(6,799,087)	(552,713)
Net Assets:
Beginning of period	28,596,316	29,149,029
End of period (including undistributed (accumulated) net investment income (loss) of
($534,544) and $334,651, respectively)	$21,797,229	$28,596,316
* Shares of beneficial interest issued, reinvested and redeemed
(unlimited number of $.001 par value shares authorized):
Initial Class Shares:
Shares sold	120,037	526,492
Shares reinvested	267,433	147,749
Shares redeemed	(266,516)	(613,840)
Net increase	120,954	60,401
Class R1 Shares:
Shares sold	27,390	137,861
Shares reinvested	99,294	48,821
Shares redeemed	(70,267)	(101,972)
Net increase	56,417	84,710

See Notes to Financial Statements

Worldwide Real Estate Fund

Financial Highlights
For a share outstanding throughout each period:

	Initial Class Shares
	Six Months
	Ended
	June 30,		Year Ended December 31,
	2008		2007	2006	2005	2004	2003
	(unaudited)
Net Asset Value, Beginning of Period	$16.89		$18.83	$20.78	$17.75	$13.24	$10.07
Income (Loss) From Investment Operations:
Net Investment Income	0.18		0.27	0.32	0.73	0.49	0.33
Net Realized and Unrealized Gain (Loss)
on Investments	(2.45)		(0.03)	4.58	2.86	4.24	3.06
Total from Investment Operations	(2.27)		0.24	4.90	3.59	4.73	3.39
Less:
Dividends from Net Investment Income	(0.70)		(0.21)	(0.35)	(0.38)	(0.22)	(0.22)
Distributions from Net Realized Capital Gains	(2.26)		(1.97)	(6.50)	(0.18)	—	—
Total Dividends and Distributions	(2.96)		(2.18)	(6.85)	(0.56)	(0.22)	(0.22)
Redemption fees	—	(c)	— (c)	— (c)	— (c)	— (c)	—
Net Asset Value, End of Period	$11.66		$16.89	$18.83	$20.78	$17.75	$13.24
Total Return (a)	(15.59	)%(e)	0.89%	30.92%	21.01%	36.21%	34.50%

Ratios/Supplementary Data
Net Assets, End of Period (000)	$15,805		$20,851	$22,099	$16,479	$28,163	$19,344
Ratio of Gross Expenses to Average Net Assets	1.37	%(d)	1.39%	1.36%	1.36%	1.45%	1.49%
Ratio of Net Expenses to Average Net Assets (b)	1.10	%(d)	1.10%	1.10%	1.10%	1.20%	1.49%
Ratio of Net Investment Income to Average Net Assets	2.21	%(d)	1.43%	2.11%	1.99%	3.52%	2.68%
Portfolio Turnover Rate	5	%(e)	35%	26%	22%	29%	19%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	This ratio would be unchanged if any interest expense incurred during the above periods was excluded.
(c)	Amount represents less than $0.005 per share
(d)	Annualized
(e)	Not annualized

See Notes to Financial Statements

Worldwide Real Estate Fund

Financial Highlights
For a share outstanding throughout each period:

	Class R1 Shares
						For the Period
	Six Months					May 1, 2004*
	Ended					Through
	June 30,		Year Ended December 31,			December 31,
	2008		2007	2006	2005	2004
	(unaudited)
Net Asset Value, Beginning of Period	16.80		$18.73	$20.72	$17.70	$13.55
Income (Loss) From Investment Operations:
Net Investment Income	0.17		0.27	0.32	0.41	0.18
Net Realized and Unrealized
Gain (Loss) on Investments	(2.43)		(0.02)	4.54	3.17	3.97
Total from Investment Operations	(2.26)		0.25	4.86	3.58	4.15
Less:
Dividends from Net Investment Income	(0.70)		(0.21)	(0.35)	(0.38)	—
Distributions from Net Realized Capital Gains	(2.26)		(1.97)	(6.50)	(0.18)	—
Total Dividends and Distributions	(2.96)		(2.18)	(6.85)	(0.56)	—
Redemption Fees	—	(c)	— (c)	— (c)	— (c)	—	(c)
Net Asset Value, End of Period	$11.58		$16.80	$18.73	$20.72	$17.70
Total Return (a)	(15.60	)%(e)	0.95%	30.81%	21.01%	30.63	% (e)

Ratios/Supplementary Data
Net Assets, End of Period (000)	$5,993		$7,745	$7,050	$5,210	$2,915
Ratio of Gross Expenses to Average Net Assets	1.48	%(d)	1.49%	1.47%	1.62%	2.46	%(d)
Ratio of Net Expenses to Average Net Assets (b)	1.10	%(d)	1.11%	1.10%	1.10%	1.10	%(d)
Ratio of Net Investment Income to Average Net Assets	2.20	%(d)	1.46%	2.11%	2.23%	4.01	%(d)
Portfolio Turnover Rate	5	%(e)	35%	26%	22%	29%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	This ratio would be unchanged if any interest expense incurred during the above periods was excluded.
(c)	Amount represents less than $0.005 per share
(d)	Annualized
(e)	Not annualized
*	Inception date of Class R1 Shares.

See Notes to Financial Statements

Worldwide Real Estate Fund

Notes To Financial Statements
June 30, 2008 (unaudited)

Note 1—Fund Organization—Van Eck Worldwide Insurance Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Worldwide Real Estate Fund (the “Fund”) is a non-diversified series of the Trust and seeks to maximize return by investing in equity securities of domestic and foreign companies that own significant real estate assets or that are principally engaged in the real estate industry. The Fund offers two classes of shares: Initial Class Shares that have been continuously offered since the inception of the Fund and Class R1 Shares that became available for purchase on May 1, 2004. The two classes are identical except Class R1 Shares are, under certain circumstances, subject to a redemption fee on redemptions within 60 days of purchase.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

A. Security Valuation—Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Securities for which market values are not readily available, or whose values have been affected by events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the close of the securities’ primary market, are valued using methods approved by the Board of Trustees. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The price which the Fund may realize upon sale of an investment may differ materially from the value presented on the Schedule of Investments. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”) which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of the Adviser appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value for these securities. Short-term investments held as collateral for securities loaned are valued at net asset value.

Adoption of Statement of Financial Accounting Standards No. 157 Fair Value Measurements (FAS 157) – In September 2006, the Financial Accounting Standards Board issued FAS 157 effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Fund has adopted FAS 157 as of January 1, 2008. The three levels of the fair value hierarchy under FAS 157 are described below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used to value the Fund’s investments as of June 30, 2008 is as follows:

	Level 2	Level 3
Level 1	Significant	Significant	Market
Quoted	Observable	Unobservable	Value of
Prices	Inputs	Inputs	Investments
$20,170,158	$7,171,654	None	$27,341,812

B. Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D. Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with U.S. generally accepted accounting principles.

E. Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Fund is informed of such dividends. Realized gains and losses are calculated on the specific identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Funds and decrease the unrealized gain on investments.

Worldwide Real Estate Fund

Notes To Financial Statements (continued)

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

F. Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund’s Schedule of Investments.

Note 3—Management Fees—Van Eck Associates Corp. (the “Adviser”) is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% of the average daily net assets. For the period May 1, 2007 through April 30, 2009, the Adviser has agreed to waive management fees and/or assume expenses, excluding interest, taxes, and extraordinary expenses, exceeding 1.10% of average daily net assets. For the six months ended June 30, 2008, the Adviser waived management fees in the amount of $36,601. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the Distributor.

Note 4—Investments—For the six months ended June 30, 2008, the cost of purchases and proceeds from sales of investments, other than U.S. government securities and short-term obligations, aggregated $1,327,510 and $1,748,511, respectively.

Note 5—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at June 30, 2008 was $23,819,165 and net unrealized appreciation aggregated $3,522,647, of which $6,502,473 related to appreciated securities and $2,979,826 related to depreciated securities.

The tax character of dividends and distributions paid to shareholders was as follows:

	During	During
	the	the
	Six Months	Year
	Ended	Ended
	June 30,	December 31,
	2008	2007

Ordinary income	$1,725,362	$330,336
Long term capital gains	3,138,514	3,098,861
Total	$4,863,876	$3,429,197

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how certain tax provisions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the

Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the applicable tax authority, and is applicable to all open tax years (tax years ended December 31, 2005-2007). The Fund adopted the provisions of FIN 48, evaluated the tax positions taken and to be taken, and concluded that no provision for income tax is required in the Fund’s financial statements.

Note 6—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

At June 30, 2008, the aggregate shareholder accounts of three insurance companies owned approximately 34%, 32% and 28% of the Initial Class Shares and one of whom owned approximately 100% of the Class R1 Shares.

Note 7—Warrants—The Fund may invest in warrants whose values are linked to indices or underlying instruments. The Fund may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

Note 8—Forward Foreign Currency Contracts—The Fund may buy or sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligations or there are unanticipated movements of the foreign currency relative to the U.S. dollar. Realized gains and losses from forward foreign currency contracts are included in realized gains and losses from foreign currency transactions on the Statement of Operations. At June 30, 2008, the Fund had no outstanding forward foreign currency contracts.

Note 9—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the deferred compensation plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the deferred compensation plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 10—Bank Line of Credit—The Trust may participate with the Van Eck Funds (together the “Funds”) in a $10 million committed credit facility (“Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds, including the Fund, at the request of the shareholders and other temporary or emergency

Worldwide Real Estate Fund

Notes To Financial Statements (continued)

purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the six months ended June 30, 2008, there were no borrowings by the Fund under this Facility.

Note 11—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. The Fund may lend up to 50% of its investments, requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities at all times to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. During the term of the loan, the Fund will continue to receive any dividends or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statement of Operations. The collateral for securities loaned is recognized in the Schedule of Investments and the Statement of Assets and Liabilities. The cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Prime Portfolio. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the securities loaned. The Fund may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities and shares the interest earned on the collateral with the securities lending agent. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. At June 30, 2008, the market value of securities on loan was $5,388,959, and the related collateral for securities on loan was $5,518,804.

Note 12—Regulatory Matters—In July 2004, the Adviser received a “Wells Notice” from the SEC in connection with the SEC’s investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff was considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers. Under SEC procedures, the Adviser has an opportunity to respond to the SEC staff before the staff makes a formal recommendation. The time period for the Adviser’s response has been extended until further notice from the SEC and, to the best knowledge of the Adviser, no formal recommendation has been made to the SEC to date. There cannot be any assurance that, if the SEC were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees of the Funds will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined. The Board and the Adviser are currently working to resolve outstanding issues relating to these matters.

Van Eck Worldwide Insurance Trust

WORLDWIDE BOND FUND
WORLDWIDE EMERGING MARKETS FUND
WORLDWIDE HARD ASSETS FUND
WORLDWIDE REAL ESTATE FUND

Approval of Advisory Agreements

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the Board of Trustees (the “Board”), including by a vote of a majority of the Trustees who are not “interested persons” of the Funds (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

In considering the renewal of the investment advisory agreements, the Board, comprised exclusively of Independent Trustees, reviewed and considered information that had been provided by Van Eck Associates Corporation, the Funds’ Adviser (the “Adviser”), throughout the year at regular Board meetings, as well as information requested by the Board and furnished by the Adviser for the meetings of the Board held on June 11 and 12, 2008 to specifically consider the renewal of each Fund’s investment advisory agreement. This information included, among other things, the following:

  Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plan with respect to its mutual fund operations;

  The Adviser’s consolidated financial statements for the past three fiscal years;

  A description of the advisory agreements with the Funds, their terms and the services provided under each agreement;

  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

  Presentations by the Adviser’s key investment personnel with respect to the Adviser’s investment strategies and general investment outlook in relevant markets, and the resources available to support the implementation of such investment strategies;

  An independently prepared report comparing the management fees and non-investment management expenses of each Fund during its fiscal year ended December 31, 2007 with those of (i) the universe of funds with a similar investment strategy, offered in connection with variable insurance products (the “Expense Universe”), and (ii) a sub-group of the Expense Universe consisting of funds of comparable size and fees and expense structure (the “Peer Group”);

  An independently prepared report comparing each Fund’s annualized investment performance for the one- through five-year periods ended December 31, 2007 with those of (i) the universe of funds with a similar investment strategy, offered in connection with variable insurance products (the “Performance Universe”), (ii) its Peer Group, and (iii) appropriate benchmark indices as identified by an independent data provider;

  An analysis of the profitability of the Adviser with respect to the services it provides to each Fund and the Van Eck complex of mutual funds as a whole;

  Information regarding other accounts and investment vehicles managed by the Adviser, their investment strategy, the net assets under management in each such account and vehicle, and the individuals that are performing investment management functions with respect to each such account and vehicle;

  Information concerning the Adviser’s compliance program, the resources devoted to compliance efforts undertaken by the Adviser and its affiliates on behalf of the Funds, and reports regarding a variety of compliance-related issues;

  Reports with respect to the Adviser’s brokerage practices, including the benefits received by the Adviser from research acquired with soft dollars; and

  Other information provided by the Adviser in its response to a comprehensive questionnaire prepared by independent legal counsel on behalf of the Independent Trustees.

In considering whether to approve the investment advisory agreements, the Board evaluated the following factors: (1) the quality, nature, cost and character of the investment management as well as the administrative and other non-investment management services provided by the Adviser and its affiliates; (2) the nature, quality and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Funds’ custodian, transfer agent, sub-accounting agent and independent auditors, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Funds with a view to reducing non-management expenses of the Funds; (3) the terms of the advisory agreements and the reasonableness and appropriateness of the particular fee paid by each Fund for the services described therein; (4) the Adviser’s willingness to reduce the cost of the Funds to shareholders from time to time by means of waiving a portion of its management fees or paying expenses of the Funds or by reducing fees from time to time; (5) the services, procedures and processes used to determine the value of Fund assets, and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (6) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development of a comprehensive compliance program and written compliance policies and procedures, and the implementation of recommendations of independent consultants with respect to a variety of compliance issues; (7) the responsiveness of the Adviser and its affiliated companies to inquiries from, and examinations by, regulatory agencies such as the Securities and Exchange Commission (“SEC”); (8) the Adviser’s record of compliance with its policies and procedures; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for the Funds.

Van Eck Worldwide Insurance Trust

The Board considered the fact that the Adviser had received in 2004 a Wells Notice from the SEC, as well as a request for information from the Office of the New York State Attorney General (“NYAG”), in connection with investigations concerning market timing and related matters. The Board determined that the Adviser has cooperated with the Board in connection with these matters and that the Adviser has taken appropriate steps to implement policies and procedures reasonably designed to prevent harmful market timing activities by investors in the Funds. In addition, the Board concluded that the Adviser has acted in good faith in providing undertakings to the Board to make restitution of damages, if any, that may have resulted from any prior wrongful actions of the Adviser.

The Board considered the fact that the Adviser is managing other investment products and vehicles, including exchange-traded funds, hedge funds and separate accounts, that invest in the same financial markets and are managed by the same investment professionals according to a similar investment strategy as certain of the Funds. The Board concluded that the management of these products contributes to the Adviser’s financial stability and is helpful to the Adviser in attracting and retaining quality portfolio management personnel for the Funds. In addition, the Board concluded that the Adviser has established appropriate procedures to monitor conflicts of interest involving the management of the Funds and the other products and for resolving any such conflicts of interest in a fair and equitable manner.

In evaluating the investment performance and fees and expenses of each Fund, the Board considered the specific factors set forth below. The Board concluded, with respect to each Fund, that the performance of the Fund is satisfactory, and that the management fee charged to, and the total expense ratio of, the Fund are reasonable. In reaching its conclusions the Board took specific note of the following information with respect to each Fund:

Worldwide Bond Fund. The Board noted that: (1) the Fund had outperformed its Performance Universe average for the annualized one- and two-year periods ended December 31, 2007; (2) the Adviser has agreed to waive or to reimburse expenses through April 2009 to the extent necessary to maintain an agreed upon expense ratio; and (3) the Fund’s expense ratio, although higher than the median for its Peer Group, is not unreasonable in view of the relatively small size of the Fund and the nature of the global investment strategy used to pursue the Fund’s objective.

Worldwide Emerging Markets Fund. The Board noted that: (1) the Fund had outperformed its Performance Universe average and its benchmark index for the annualized two- through five-year periods ended December 31, 2007; (2) the Adviser has agreed to waive or to reimburse expenses through April 2009 to the extent necessary to maintain an agreed upon expense ratio; and (3) the Fund’s overall expense ratio, net of fee waivers, was the lowest in its Peer Group.

Worldwide Hard Assets Fund. The Board noted that: (1) the Fund had outperformed its Performance Universe average and its benchmark index for the annualized one- through five-year periods ended December 31, 2007; (2) the Adviser has agreed to waive or to reimburse expenses through April 2009 to the extent necessary to maintain an agreed upon expense ratio; and (3) the Fund’s expense ratio is higher than the median for its Peer Group, but within the range of expense ratios for its Peer Group.

Worldwide Real Estate Fund. The Board noted that: (1) the Fund had outperformed its Performance Universe average and its benchmark index for the annualized one- through five-year periods ended December 31, 2007; (2) the Adviser has agreed to waive or to reimburse expenses through April 2009 to the extent necessary to maintain an agreed upon expense ratio; (3) the Fund’s overall management fee during 2007, net of fee waivers, was lower than the median for its Peer Group; and (4) the Fund’s expense ratio, net of fee waivers, was within the range of expense ratios for its Peer Group.

The Board considered the profits, if any, realized by the Adviser from managing the Funds, in light of the services rendered and the costs associated with providing such services, and concluded that the profits realized by the Adviser from managing the Funds are not excessive. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale as each Fund grows, and whether each Fund’s fee reflects these economies of scale for the benefit of shareholders. The Board concluded that, with respect to Worldwide Bond Fund and Worldwide Hard Assets Fund, the advisory fee breakpoints in place will allow the Funds to share the benefits of economies of scale as they grow in a fair and equitable manner. The Board also concluded that, with respect to each of Worldwide Emerging Markets Fund and Worldwide Real Estate Fund, the Adviser does not currently, and is unlikely in the foreseeable future to, realize material benefits from economies of scale and, therefore, the implementation of breakpoints would not be warranted at this time for either Fund.

The Board did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all of the matters considered by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by the advice of its independent counsel, the Board concluded that the renewal of the investment advisory agreements, including the fee structures (described herein) is in the interests of shareholders, and accordingly, the Board approved the continuation of the advisory agreements for an additional one-year period.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
99 Park Avenue, New York, NY 10016
www.vaneck.com
Account Assistance:	(800) 544.4653

This report must be preceded or accompanied by a Van Eck Worldwide Insurance Trust (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.800.826.2333, or by visiting www.vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800. SEC.0330. The Fund’s complete schedule of portfolio holdings is also available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Item 2. CODE OF ETHICS.

     Not applicable.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     Not applicable.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     No changes.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Worldwide Real Estate Fund disclosure controls and procedures
     (as defined

     in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Worldwide Real Estate
     Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) WORLDWIDE INSURANCE TRUST - WORLDWIDE REAL ESTATE FUND

By (Signature and Title) /s/ Bruce J. Smith, SVP & CFO
                         -----------------------------
Date August 28, 2008
     ---------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Keith J. Carlson, CEO
                        ---------------------------

Date August 28, 2008
     ---------------

By (Signature and Title) /s/ Bruce J. Smith, CFO
                        ------------------------
Date August 28, 2008
     ---------------